TAXES ON INCOME	12 Months Ended
Dec. 31, 2015
TAXES ON INCOME [Abstract]
TAXES ON INCOME

NOTE 11:-    TAXES ON INCOME

a.         Accounting for uncertainty in income taxes:

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2015	2014

Balance at beginning of year	$1,214	$4,752
Reductions for prior years' tax position	(343)	(3,571)
Additions for current year's tax position	-	36

Balance at the end of year	$871	$1,214

The unrecognized tax benefits include accrued penalties and interest of $250 and $ 263 as of December 31, 2015 and 2014, respectively. During the years ended December 31, 2015, and 2014, the Group recorded income of $13 and $ 2,290 for penalties and interest, respectively. The unrecognized tax benefits as of December 31, 2015 and 2014 would, if recognized, reduce the annual effective tax rate.

The Group expects a reversal of  approximately $ 150 of unrecognized tax benefits in the next 12 months.

The Company and its subsidiaries file income tax returns in Israel and in other jurisdictions of its subsidiaries. As of December 31, 2015, the tax returns of the Company and its main subsidiaries are open to examination by the tax authorities for the tax years 2006 through 2014.

b.         Israeli taxation::

1.	Corporate tax rates:

Generally, income of Israeli companies is subject to corporate tax. The regular corporate tax rate in Israel for the years 2015 and 2014 was  26.5% compared to a tax rate of 25% in 2013.

In January 2016, the Amendment of the Income Tax Ordinance (No. 216), 2016, was published and set the reduction of the corporate tax, starting in 2016 and onward, from 26.5% to 25%.

2.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 ("the Law"):

Certain production facilities of the Company have been granted ‘Benefitted Enterprise' status under the provision of the Law.

The Company was eligible under the terms of minimum qualifying investment and elected 2005 and 2011 as the Years of Election.

Income derived from Benefitted Enterprises is tax exempt for a period of two years out of the period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining years of benefits is taxable at the rate of 10%-25%.

The periods of benefits of the Benefitted Enterprises will expire in 2017 and in 2023. As of December 31, 2015, the Company did not generate income from the Benefitted Enterprises.

The Company does not expect to pay any cash dividends. In the event of distribution of dividends from the above mentioned tax exempt income, the amount distributed would be taxed at a corporate tax rate of 10% to 25%, depending on the level of foreign investment in the Company.

Income from sources other than a "Benefitted Enterprise" during the benefit period is subject to tax at the regular corporate tax rate (26.5% in 2015 and 25% from January 1, 2016 and onwards).

On January 1, 2011, new legislation that constitutes a major amendment to the Law was enacted (the "Amendment Legislation"). Under the Amendment Legislation, a uniform rate of corporate tax would apply to all qualified income of certain industrial companies, as opposed to the current law's incentives that are limited to income from "Benefitted Enterprises" during their benefits period. According to the Amendment Legislation, the uniform tax rate during 2013 was 7% in geographical areas in Israel designated as Development Zone A and 12.5% elsewhere in Israel.  The uniform tax rate for 2014 and onwards is set to 9% in geographical areas in Israel designated as Development Zone A and 16% elsewhere in Israel. The profits of these Industrial Companies would be freely distributable as dividends, subject to a 20% withholding tax as of 2015 (or lower, under an applicable tax treaty). The Company is not located in Development Zone A.

Under the transitory provisions of the Amendment Legislation, the Company may elect whether to irrevocably implement the new law in its Israeli company while waiving benefits provided under the current law or keep implementing the current law during the next years. Changing from the current law to the new law is permissible at any stage. The Company is examining the possible effect of the Amendment Legislation on its results.

c.        Income taxes on non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. The Company has not made any provisions relating to undistributed earnings of the Company's foreign subsidiaries since the Company has no current plans to distribute such earnings. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. It is not practicable to determine the amount of the unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries.

d.        Carryforward tax losses and credits:

           As of December 31, 2015, the Company had operating loss carry forwards for Israeli income tax purposes of approximately $ 87,000, which may be offset indefinitely against future taxable income.

The Company's U.S. subsidiaries had carryforward tax losses of approximately $ 30,000 as of December 31, 2015. Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating loss before utilization. In the U.S, carryforward tax losses can be utilized within 20 years.

The Group has carryforward tax losses relating to other subsidiaries in Europe and Latin America of approximately $ 5,000 and $ 23,000, as of December 31, 2015 respectively.

e.         Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Groups' deferred tax liabilities and assets are as follows:

		December 31,
		2015	2014
1.	Provided in respect of the following:

	Carryforward tax losses	$30,352	$26,274
	Temporary differences relating to property, equipment and intangibles	3,980	2,501
	Other	7,448	8,517

	Gross deferred tax assets	41,780	37,292

	Valuation allowance	(36,393)	(30,120)

	Net deferred tax assets	5,387	7,172

	Gross deferred tax liabilities
	Temporary differences relating to property, equipment and intangibles	(5,319)	(7,103)

	Net deferred tax assets (foreign)	$68	$69

2.	Deferred taxes are included in the consolidated balance sheets, as follows:

	Current assets	$68	$69

3.As of December 31, 2015, the Group increased the valuation allowance by approximately $ 6,273, resulting from changes in temporary differences relating to property, equipment and intangibles and from carryforward tax losses. The Company provided valuation allowance for a significant portion of the deferred tax regarding the carryforwards losses and other temporary differences that management believes is not expected to be realized in the foreseeable future.

4.The functional and reporting currency of the Company and certain of its subsidiaries is the dollar. The difference between the annual changes in the NIS/dollar exchange rate causes a further difference between taxable income and the income before taxes shown in the financial statements. In accordance with ASC 740, the Company has not provided deferred income taxes on the difference between the functional currency and the tax basis of assets and liabilities.

f.       Reconciling items between the statutory tax rate of the Company and the effective tax rate:

	Year ended December 31,
	2015	2014	2013
Income (loss) before taxes, as reported in the consolidated statements of operations	$(50,944)	$1,200	$(10,332)

Statutory tax rate	26.5%	26.5%	25%

Theoretical tax expenses (income) on the above amount at the Israeli statutory tax rate	$(13,500)	$318	$(2,583)
Currency differences	1,709	2,545	1,395
Tax adjustment in respect of different tax rates and "Benefitted Enterprise" status	(131)	1,425	3,041
Changes in valuation allowance	6,273	(14,781)	(17,580)
Stock compensation relating to options per ASC 718	291	471	364
Changes in valuation allowance related to capital gains	54	(222)	(2,067)
Forfeiture of carryforward tax losses	929	13,549	16,542
Wavestream goodwill impairment	6,937	-	-
Exempt revenues - subsidy	(2,573)	(2,561)	(1,089)
Nondeductible expenses and other differences	1,201	1,157	1,222

	$1,190	$1,901	$(755)

g.       Taxes on income included in the consolidated statements of operations:

	Year ended December 31,
	2015	2014	2013

Current	$1,108	$1,562	$2,046
Prior years	81	332	(68)
Deferred	1	7	(2,733)

	$1,190	$1,901	$(755)

Domestic	$679	$800	$648
Foreign	511	1,101	(1,403)

	$1,190	$1,901	$(755)

h.       Income (loss) before taxes on income from continuing operations:

	Year ended December 31,
	2015	2014	2013

Domestic	$(12,273)	$(9,568)	$(14,021)
Foreign	(38,671)	10,768	3,689

	$(50,944)	$1,200	$(10,332)